UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

LOVARRA

(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, NY 10004
(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 3.03 Material Modification of the Rights of Security Holders

To the extent applicable, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2022, the board of directors (the “Board”) and holders of a majority of the issued and outstanding capital stock of LOVARRA, a Nevada corporation (the “Company”), approved the First Amended and Restated Articles of Incorporation (the “First A&R Charter”). The Company filed the First A&R Charter with the Nevada Secretary of State on April 28, 2022, with an effective date of May 9, 2022.

The First A&R Charter amends and restates the Company’s Charter to, amongst other things, (i) change the Company’s corporate name to GoLogiq, Inc.; (ii) increase the number of shares of Company stock authorized for issuance thereunder from 140,000,000 to 210,000,000 shares, consisting of 200,000,000 shares of common stock, par value of $0.001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value of $0.001 per share (“Preferred Stock”); (iii) establish the powers, preferences and rights of the Common Stock; (iv) establish the process for designating new series of Preferred Stock, including providing the Company with the ability, without further shareholder approval, to determine the powers, preferences and rights of any such series of Preferred Stock designated in the future; (v) prohibit cumulative voting by the Company’s stockholders; (vi) establish the necessary approvals to amend the Company’s bylaws; (vii) limit the liability of the Company’s directors, in certain instances; (viii) provide that the Company will indemnify its officers and directors to the full extent as permitted by Nevada law; and (iv) establish the process for amending the First A&R Charter.

In connection with the foregoing, the Company has submitted a request to the Financial Industry Regulatory Authority (“FINRA”) for the approval of the Company’s name change to GoLogiq, Inc., and for approval of a change of the Company’s ticker symbol from LOVA to GOLQ (or such other symbol as may be approved by FINRA and proposed by the Company). Upon receipt of FINRA’s approval of the name and ticker symbol changes, the Company will amend this Current Report on Form 8-K to provide the effective date of such name change and additional information regarding the Company’s new ticker symbol.

Additionally, on April 27, 2022, the Company’s board of directors and holders of a majority of the issued and outstanding capital stock of Company approved, and the Company adopted, with an effective date of May 9, 2022, its Second Amended and Restated Bylaws (the “Second A&R Bylaws”), which amend and restated the Company’s First Amended and Restated Bylaws to, amongst other things: (i) incorporate the name change of the Company to GoLogiq, Inc.; (ii) establish the method and manner in which annual or special meetings may be held by the Company; (iii) provide the Board with the right to set a record date for purposes of determining those stockholders entitled to vote at an annual or special meeting, provided, that the applicable record date may not be more than 60 days and not less than 10 days before the date of such meeting; (iv) establish that the holders of at least 1/3 the voting power of the Company’s outstanding shares is necessary to constitute a quorum; (v) provide that a director may be removed from the Board by stockholders, but only as provided in the Company’s Charter and the Nevada Revised Statues; (vi) provide the Board with the right to designate and appoint one or more committees for such purpose or function as the Board deems fit, of which may exercise those powers and authority as designated to such committee by the Board, subject to certain limitations imposed by the Second A&R Bylaws; (vii) provide that an officer may be removed by the Board with or without cause; (viii) provide the Board with the right to impose certain restrictions on the transfer or registration of transfer of shares; (ix) provide the Board with the right to declare, subject to certain restrictions, distributions to stockholders, which may be paid in cash, property, shares of stock, or any other medium, as determined by the Board; (x) provide for indemnification of the Company’s officers and directors to the fullest extent permitted by Nevada law, establish the process for indemnification and for what circumstances indemnification may or must be provided by the Company, eligibility for indemnification, and the Company’s ability to maintain insurance to cover any indemnification obligations, as provided by the Second A&R Bylaws; (xi) provide that the exclusive forum for certain actions or proceedings brought on behalf of or against the Company shall be a state court located within the State of Nevada (or, if no state court located within the State of Nevada has jurisdiction, then the federal district court for the District of Nevada); and (xii) provide that the Second A&R Bylaws may be adopted, amended, or repealed by either the Board or by stockholders holding at least 2/3 in voting power of the outstanding shares of capital stock of the Company.

The foregoing description of the material terms of the First A&R Charter and Second A&R Bylaws is qualified in its entirety by reference to the full text of the First Amended and Restated Articles of Incorporation and Second Amended and Restated Bylaws of the Company, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “intends,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report, or made hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	First Amended and Restated Articles of Incorporation, effective as of May 9, 2022.
3.2	Second Amended and Restated Bylaws, effective as of May 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOVARRA

Date: May 3, 2022	By:	/s/ Matthew S. Brent
		Name:	Matthew S. Brent
		Title:	Chief Executive Officer

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